Financial Investors Trust

(the “Trust”)

Highland Resolute Fund

(the “Fund”)

Supplement dated March 1, 2021

to the

Prospectus and Statement of Additional Information

dated August 31, 2020, as supplemented

Parametric Portfolio Associates LLC (the “Sub-Adviser”) currently serves as an investment sub-adviser for the Fund. Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”), the parent company of the Sub-Adviser, entered into a definitive agreement (the “Agreement”) under which Morgan Stanley will acquire Eaton Vance. If the transaction contemplated by the Agreement is completed (the “Transaction”), it is expected that the current sub-advisory agreement among the Fund, the Sub-Adviser, and the investment adviser of the Fund (the “Current Agreement”) will terminate.

The Transaction is contemplated to be completed on or about March 1, 2021. The Transaction is subject to certain conditions to closing, including various required approvals, and may be delayed or even terminated due to unforeseen circumstances. As part of the Transaction, it is anticipated that the principals and employees of the Sub-Adviser responsible for managing the Sub-Adviser’s portion of the Fund will continue to manage that portion after the Transaction.

In anticipation of the closing of the Transaction, the Board of Trustees of the Trust requested and received materials from the Sub-Adviser and held a meeting on February 24, 2021 to consider and approve a new sub-advisory agreement among the Fund, the Sub-Adviser, and the investment adviser of the Fund (the “New Agreement”). The New Agreement is the same in all materials respects as the Current Agreement but for the initial term ending March 31, 2022, and will commence upon the closing of the Transaction.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE